Exhibit 99.1



PRESS RELEASE
-------------

Reckson Associates Realty Corp.
225 Broadhollow Road
Melville, NY  11747
(631) 694-6900 (Phone)
(631) 622-6790 (Facsimile)
Contact:  Scott Rechler, CEO
          Michael Maturo, CFO

------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE
---------------------

           Reckson Announces Second Quarter 2004 Results Reflecting
           --------------------------------------------------------
                         Strong Operating Performance
                         ----------------------------

         Leased 764,397 Sq. Ft., Increased Office Occupancy to 94.0%, Same Property Office Net Operating Income Increased by 5.1%

(MELVILLE, NEW YORK, August 4, 2004) - Reckson Associates Realty Corp. (NYSE:
RA) today reported diluted funds from operations ("FFO") of $37.1 million or $0.52 per share for the second quarter of 2004, as compared to FFO of $35.4 million or $0.54 per share for the second quarter of 2003.

Commenting on the Company's performance, Scott Rechler, Reckson's President and Chief Executive Officer, stated, "Our strong second quarter operating performance reflects our team's ability to capitalize on the improved market conditions by increasing portfolio occupancies and rents. During the first half of the year we completed office leasing transactions totaling approximately 1.6 million square feet, our two highest quarters on record and approximately double our annual run rate for the previous three years." Mr. Rechler continued, "Approximately 35% of second quarter leasing activity was comprised of renewals of leases expiring in 2005 and beyond, reflecting tenants' recognition of rapidly improving market conditions. We believe we are well positioned to continue to capitalize on the New York Tri-State area's market recovery."

The second quarter results are consistent with the Company's internal forecasts. The Company is reaffirming its previous 2004 FFO guidance of $2.20 to $2.25 per share. This earnings guidance excludes post second quarter accounting charges relating to the redemption of the Company's preferred securities.

Michael Maturo, Reckson's Chief Financial Officer, stated, "Our second quarter results reflect our strong portfolio performance, the effect of lower other income and termination fees and a full quarter's dilution from our recent equity offering."

Net income allocable to common shareholders totaled $13.0 million in the second quarter of 2004, including $3.6 million related to gain on sales of real estate, as compared to $7.6 million in the second quarter of 2003. Diluted earnings per share ("EPS") totaled $0.19 in the second quarter of 2004, as compared to EPS of $0.13 in the second quarter of 2003.

A reconciliation of FFO to net income allocable to common shareholders, the GAAP measure the Company believes to be the most directly comparable, is in this press release.

Summary Portfolio Performance
-----------------------------

The Company reported office occupancy at June 30, 2004 of 94.0%. This compares to 93.3% at March 31, 2004 and 91.7% at June 30, 2003. The Company reported portfolio occupancy of 93.1% at June 30, 2004, as compared to 92.6% at March 31, 2004 and 90.6%, excluding the Long Island industrial properties, at June 30, 2003.

The Company also reported same property office occupancy at June 30, 2004 of 94.0%, as compared to 91.8% at June 30, 2003. The Company reported same property portfolio occupancy of 93.1% at June 30, 2004, as compared to 90.5% at June 30, 2003.

Office same property net operating income (property operating revenues less property operating expenses) ("NOI") before termination fees for the second quarter of 2004 increased 3.4% (cash) and 5.1% (including straight-line rent), compared to the second quarter of 2003. Portfolio same property NOI before termination fees for the second quarter of 2004 increased 3.1% (cash) and 4.8% (including straight-line rent), compared to the second quarter of 2003.

Net of minority interests in joint ventures, office same property NOI before termination fees for the second quarter of 2004 increased 3.5% (cash) and 5.0% (including straight-line rent), compared to the second quarter of 2003. Net of minority interests in joint ventures, portfolio same property NOI before termination fees for the second quarter of 2004 increased 3.8% (cash) and 5.3% (including straight-line rent), compared to the second quarter of 2003.

Rent performance on renewal and replacement space during the second quarter of 2004 increased 12.1% (cash) and 21.4% (including straight-line rent) in the office portfolio. Rent performance office statistics include a one year early renewal with WestPoint Stevens for 86,800 square feet at 1185 Avenue of the Americas, which represents a material mark to market.

Other Highlights
----------------

Leasing Activity
   - Executed 66 leases totaling 764,397 square feet during the second quarter of 2004

   - Renewed approximately 500,000 square feet of office leases during the second quarter of 2004 resulting in an 83% renewal rate

Investment/Disposition Activity
   - Acquired 3 Giralda Farms, a 141,000 square foot Class A office property, located in Chatham Township, New Jersey, for approximately $22.7 million
   - Commenced the ground-up development of 68 South Service Road, a 277,000 square foot Class A office building, for a total anticipated investment of approximately $60 million, completing the final phase of the three building, 681,000 square foot, Reckson Executive Park located in Melville, Long Island
   - Completed the sale of two operating properties for approximately $18.1 million, net of joint venture partner's interest, representing a blended cap rate of 7.2% on forecasted 2004 NOI
   - Executed a contract for the sale of a 92,000 square foot industrial property located in Westchester, for approximately $7.5 million

Capital Market Activity
   - Exchanged 1,350,000 shares of 7.625% Series A preferred stock with a redemption value of $25.7625 per share for 1,304,602 shares of common stock
   - Purchased and retired 140,600 shares of 7.625% Series A preferred stock for approximately $3.4 million, or $24.45 per share
   - Announced the Company has re-set its common stock repurchase program for 5 million shares

Reconciliation of Earnings Guidance
-----------------------------------

The Company's guidance for 2004 FFO of $2.20 to $2.25 per share is reconciled from GAAP net income below:


                                                          Low End of             High End of
                                                      Guidance for 2004       Guidance for 2004
                                                      (Per Common Share)     (Per Common Share)
                                                      ------------------     ------------------

Net income allocable to common shareholders                   $.70                   $.78
Add:
  Real estate depreciation and amortization                   1.63                   1.63
Less:
  Gain on sales of depreciable real estate                   (0.13)                 (0.16)
                                                             ------                 ------
Funds from Operations                                         $2.20                  $2.25
                                                             ======                 ======


Non-GAAP Financial Measures
---------------------------

Funds from Operations ("FFO")
-----------------------------
The Company believes that FFO is a widely recognized and appropriate measure of performance of an equity REIT. Although FFO is a non-GAAP financial measure, the Company believes it provides useful information to shareholders, potential investors and management. The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). FFO is defined by NAREIT as net income or loss, excluding gains or losses from sales of depreciable properties plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity. Since all companies do not calculate FFO in a similar fashion, the Company's calculation of FFO presented herein may not be comparable to similarly titled measures as reported by other companies.

Reckson Associates Realty Corp. is a self-administered and self-managed real estate investment trust (REIT) specializing in the acquisition, leasing, financing, management and development of Class A office properties.

Reckson's core growth strategy is focused on the markets surrounding and including New York City. The Company is one of the largest publicly traded owners, managers and developers of Class A office properties in the New York Tri-State area, with 85 properties comprised of approximately 15.4 million square feet either owned or controlled, or under contract. For additional information on Reckson Associates Realty Corp., please visit the Company's web site at www.reckson.com.

Conference Call and Webcast
---------------------------

The Company's executive management team, led by President and Chief Executive Officer Scott Rechler, will host a conference call outlining second quarter results on Thursday, August 5, 2004 at 9:30 a.m. EST. The conference call may be accessed by dialing (800) 230-1092 (internationally (612) 332-0725). No passcode is required. The live conference call will also be webcast in a listen-only mode on the Company's web site at www.reckson.com, in the Investor Relations section, with an accompanying slide show presentation outlining the Company's second quarter results.

A replay of the conference call will be available telephonically from August 5, 2004 at 3:00 p.m. EST through August 13, 2004 at 11:59 p.m. EST. The telephone number for the replay is (800) 475-6701, passcode 571289. A replay of the webcast of the conference call will also be available via the Company's web site.

Financial Statements Attached
-----------------------------

The Supplemental Package and Slide Show Presentation outlining the Company's second quarter 2004 results will be available prior to the Company's quarterly conference call on the Company's web site at www.reckson.com in the Investor Relations section, by e-mail to those on the Company's distribution list, as well as by mail or fax, upon request. To be added to the Company's e-mail distribution list or to receive a copy of the quarterly materials by mail or fax, please contact Susan McGuire, Investor Relations, Reckson

Associates Realty Corp., 225 Broadhollow Road, Melville, New York 11747-4883, investorrelations@reckson.com or (631) 622-6746.

Certain matters discussed herein, including guidance concerning the Company's future performance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, forward-looking statements are not guarantees of results and no assurance can be given that the expected results will be delivered. Such forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those expected. Among those risks, trends and uncertainties are the general economic climate, including the conditions affecting industries in which our principal tenants compete; financial condition of our tenants; changes in the supply of and demand for office properties in the New York Tri-State area; changes in interest rate levels; changes in the Company's credit ratings; changes in the Company's cost of and access to capital; downturns in rental rate levels in our markets and our ability to lease or re-lease space in a timely manner at current or anticipated rental rate levels; the availability of financing to us or our tenants; changes in operating costs, including utility, real estate taxes, security and insurance costs; repayment of debt owed to the Company by third parties (including FrontLine Capital Group); risks associated with joint ventures; liability for uninsured losses or environmental matters; and other risks associated with the development and acquisition of properties, including risks that development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors that could impact Reckson, reference is made to Reckson's filings with the Securities and Exchange Commission. Reckson undertakes no responsibility to update or supplement information contained in this press release.


                                           Reckson Associates Realty Corp. (NYSE: RA)
                                                Consolidated Statements of Income
                                               (in thousands, except share amounts)

                                                                            Three Months Ended               Six Months Ended
                                                                                 June 30,                        June 30,
                                                                      ----------------------------    ----------------------------
                                                                           2004            2003            2004            2003
                                                                      ----------------------------    ----------------------------
Property Operating Revenues:
      Base rents                                                      $   109,765      $   94,141     $   220,800     $   188,885
      Tenant escalations and reimbursements                                17,478          13,907          35,593          27,943
                                                                      ----------------------------    ----------------------------
         Total property operating revenues                                127,243         108,048         256,393         216,828
                                                                      ----------------------------    ----------------------------
Property Operating Expenses:
      Operating expenses                                                   30,532          25,351          61,406          51,789
      Real estate taxes                                                    20,094          17,087          40,685          34,029
                                                                      ----------------------------    ----------------------------
         Total property operating expenses                                 50,626          42,438         102,091          85,818
                                                                      ----------------------------    ----------------------------
Net Operating Income                                                       76,617          65,610         154,302         131,010
                                                                      ----------------------------    ----------------------------
Gross Margin percentage                                                     60.2%           60.7%           60.2%           60.4%
                                                                      ----------------------------    ----------------------------
Other Income                                                                3,617           4,618           9,394          11,983
                                                                      ----------------------------    ----------------------------
Other Expenses
      Interest expense                                                     24,607          20,145          50,268          40,242
      Depreciation and amortization                                        29,617          26,983          58,738          55,763
      Marketing, general and administrative                                 7,374           8,795          14,441          16,364
                                                                      ----------------------------    ----------------------------
         Total other expenses                                              61,598          55,923         123,447         112,369
                                                                      ----------------------------    ----------------------------
Income before minority interests, preferred dividends and
distributions, gain on sales of depreciable real estate and
discontinued operations                                                    18,636          14,305          40,249          30,624

Minority partners' interests in consolidated partnerships                  (4,422)         (4,062)        (10,603)         (8,463)
Distributions to preferred unitholders                                       (227)           (274)           (500)           (547)
Limited partners' minority interest in the operating partnership             (506)           (482)         (1,100)         (1,135)
                                                                      ----------------------------    ----------------------------
Income before discontinued operations and preferred dividends              13,481           9,487          28,046          20,479
Discontinued operations (net of limited partners' minority interest)
         Gain on sales of real estate                                       3,639               -           8,841               -
         Income from discontinued operations                                   95           3,415             552           6,403
                                                                      ----------------------------    ----------------------------
Net income                                                                 17,215          12,902          37,439          26,882
Dividends to preferred shareholders                                        (4,172)         (5,317)         (8,432)        (10,634)
                                                                      ----------------------------    ----------------------------
Net income allocable to common shareholders                           $    13,043      $    7,585     $    29,007     $    16,248
                                                                      ============================    ============================
      Allocable to Class A common                                     $    13,043      $    5,769     $    29,007     $    12,364
      Allocable to Class B common                                               -           1,816               -           3,884
                                                                      ----------------------------    ----------------------------
Net income allocable to common shareholders                           $    13,043      $    7,585     $    29,007     $    16,248
                                                                      ============================    ============================
Basic weighted average common shares outstanding:
   Class A common                                                      66,892,000      48,001,000      64,128,000      48,100,000
   Class B common                                                               -       9,915,000               -       9,915,000

Basic net income per weighted average common share:
   Class A common stock - income from continuing operations                 $0.13           $0.07           $0.30           $0.16
   Discontinued operations                                                   0.06            0.05            0.15            0.10
                                                                      ----------------------------    ----------------------------
   Basic net income per Class A common                                      $0.19           $0.12           $0.45           $0.26
                                                                      ============================    ============================
   Class B common stock - income from continuing operations                     -           $0.10               -           $0.24
   Discontinued operations                                                      -            0.08               -            0.15
                                                                      ----------------------------    ----------------------------
   Basic net income per Class B common                                          -           $0.18               -           $0.39
                                                                      ============================    ============================
Diluted weighted average common shares outstanding:
   Class A common                                                      67,327,000      48,118,000      64,522,000      48,219,000
   Class B common                                                               -       9,915,000               -       9,915,000

Diluted net income per weighted average common share:
   Class A common                                                           $0.19           $0.12           $0.45           $0.26
                                                                      ============================    ============================
   Class B common                                                               -           $0.13               -           $0.28
                                                                      ============================    ============================



                                           Reckson Associates Realty Corp. (NYSE: RA)
                                                  Consolidated Balance Sheets
                                                         (in thousands)

                                                                                June 30,                December 31,
                                                                                  2004                      2003
                                                                            ----------------          ---------------
                                                                               (unaudited)
Assets:
Commercial real estate properties, at cost:
   Land                                                                      $    384,137             $    378,479
   Buildings and improvements                                                   2,608,867                2,211,566
Developments in progress:
   Land                                                                            95,600                   90,706
   Development costs                                                               28,900                   68,127
Furniture, fixtures, and equipment                                                 11,625                   11,338
                                                                            ----------------          ---------------
                                                                                3,129,129                2,760,216
Less: accumulated depreciation                                                   (515,961)                (464,382)
                                                                            ----------------          ---------------
Investment in real estate, net of accumulated depreciation                      2,613,168                2,295,834

Properties and related assets held for sale, net of
  accumulated depreciation                                                          5,069                   52,517

Investments in real estate joint ventures                                           6,462                    5,904
Investments in mortgage notes and notes receivable                                 68,433                   54,986
Investments in service companies and affiliate loans and joint ventures            70,563                   71,614
Cash and cash equivalents                                                          82,670                   22,330
Tenant receivables                                                                 11,661                   11,929
Deferred rents receivable                                                         122,672                  111,962
Prepaid expenses and other assets                                                  82,523                   35,371
Contract and land deposits and pre-acquisition costs                                   60                   20,203
Deferred leasing and loan costs (net of accumulated amortization)                  69,573                   64,345
                                                                            ----------------          ---------------
         Total Assets                                                        $  3,132,854             $  2,746,995
                                                                            ================          ===============
Liabilities:
Mortgage notes payable                                                       $    965,561             $    721,635
Unsecured credit facility                                                          90,000                  169,000
Senior unsecured notes                                                            549,132                  499,445
Liabilities associated with properties held for sale                                  311                      881
Accrued expenses and other liabilities                                            120,498                   93,885
Dividends and distributions payable                                                32,994                   28,290
                                                                            ----------------          ---------------
         Total Liabilities                                                      1,758,496                1,513,136
                                                                            ----------------          ---------------
Minority partners' interests  in consolidated partnerships                        223,405                  233,070
Preferred unit interest in the operating partnership                               16,581                   19,662
Limited partners' minority interest in the operating partnership                   46,659                   44,518
                                                                            ----------------          ---------------
                                                                                  286,645                  297,250
                                                                            ----------------          ---------------
Commitments and contingencies                                                           -                        -

Stockholders' Equity:
Preferred Stock, $.01 par value, 25,000,000 shares authorized
  Series A - 8,693,900 and 8,834,500 shares issued and
    outstanding, respectively                                                          87                       88
  Series B - 0 and 2,000,000 shares issued and outstanding, respectively                -                       20
Common Stock, $.01 par value, 100,000,000 shares authorized
  Class A - 67,256,850 and 58,275,367 shares issued and
    outstanding, respectively                                                         673                      583
Treasury Stock, 3,318,600 shares                                                  (68,492)                 (68,492)
Retained earnings                                                                   7,412                   35,757
Accumulated other comprehensive income                                              5,201                        -
Additional paid in capital                                                      1,142,832                  968,653
                                                                            ----------------          ---------------
         Total Stockholders' Equity                                             1,087,713                  936,609
                                                                            ----------------          ---------------
         Total Liabilities and Stockholders' Equity                           $ 3,132,854              $ 2,746,995
                                                                            ================          ===============
Total debt to market capitalization (a):                                             40.3%                    41.2%
                                                                            ================          ===============


________________
(a)  Total debt includes the Company's pro rata share of consolidated and unconsolidated joint venture debt.


                                           Reckson Associates Realty Corp. (NYSE: RA)
                                                      Funds From Operations
                                             (in thousands, except per share amounts)


                                                                     Three Months Ended                  Six Months Ended
                                                                          June 30,                            June 30,
                                                               -----------------------------       -----------------------------
                                                                    2004          2003                  2004           2003
                                                               -----------------------------       -----------------------------

Net income allocable to common shareholders                    $   13,043     $   7,585            $   29,007      $   16,248
  Add:  Real estate depreciation and amortization                  28,854        29,127                57,411          60,454
        Minority partners' interests in consolidated
          partnerships                                              6,811         4,335                13,136           9,025
        Limited partners' minority interest in the
          operating partnership                                       701           874                 1,637           1,870

  Less: Amounts distributable to minority partners in
        consolidated partnerships                                   6,411         6,769                14,915          13,576
        Gain on sales of depreciable real estate                    6,174             -                11,330               -

                                                               -----------------------------       -----------------------------
Basic Funds From Operations ("FFO")                                36,824        35,152                74,946          74,021

  Add:  Dividends and distributions on dilutive
        shares and units                                              227           273                   500           8,968

                                                               -----------------------------       -----------------------------
Diluted FFO                                                    $   37,051    $   35,425            $   75,446      $   82,989
                                                               =============================       =============================

Diluted FFO calculations:
        Weighted average common shares outstanding                 66,892        57,916                64,128          58,016
        Weighted average units of limited partnership
          interest outstanding                                      3,551         7,276                 3,551           7,276
                                                               -----------------------------       -----------------------------
        Basic weighted average common shares and units
        outstanding                                                70,443        65,192                67,679          65,292

        Adjustments for dilutive FFO weighted average shares and units outstanding:

           Common stock equivalents                                   435           117                   394             118
           Series A preferred stock                                     -             -                     -           7,747
           Limited partners' preferred interest                       581           661                   635             661
                                                               -----------------------------       -----------------------------
Total diluted weighted average shares and units outstanding        71,459        65,970                68,708          73,818
                                                               =============================       =============================

Diluted FFO per weighted average share or unit                 $     0.52    $     0.54            $     1.10      $     1.12

Diluted weighted average dividends per share                   $     0.42    $     0.42            $     0.85      $     0.85
Diluted FFO payout ratio                                             81.9%         79.1%                 77.4%           75.5%

--------------------------------------------------------------------------------------------------------------------------------


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
                                            Reckson Associates Realty Corp. (NYSE: RA)
                                                  Cash Available for Distribution
                                            (in thousands, except per share amounts)


                                                                     Three Months Ended                  Six Months Ended
                                                                          June 30,                            June 30,
                                                               -----------------------------       -----------------------------
                                                                    2004          2003                  2004           2003
                                                               -----------------------------       -----------------------------


Basic Funds From Operations                                    $   36,824     $   35,152           $   74,946      $   74,021
Adjustments for basic cash available for distribution:
  Less: Straight line rents and other FAS 141 non-cash
          rent adjustments                                          6,982          4,659               12,014           8,677
        Committed non-incremental capitalized tenant
          improvements and leasing costs                            9,430          6,805               18,527          15,596
        Actual non-incremental capitalized improvements             1,915          1,929                3,855           4,055
                                                               -----------------------------       -----------------------------
Basic Cash Available for Distribution ("CAD")                      18,497         21,759               40,550          45,693

  Add:  Dividends and distributions on dilutive
        shares and units                                                -              -                    -               -

                                                               -----------------------------       -----------------------------
Diluted CAD                                                    $   18,497     $   21,759           $   40,550      $   45,693
                                                               =============================       =============================

Diluted CAD calculations:
        Weighted average common shares outstanding                 66,892         57,916               64,128          58,016
        Weighted average units of limited partnership
          interest outstanding                                      3,551          7,276                3,551           7,276

                                                               -----------------------------       -----------------------------
        Basic weighted average common shares and units
          outstanding                                              70,443         65,192               67,679          65,292


        Adjustments for dilutive CAD weighted average shares and units outstanding:

           Common stock equivalents                                   435            117                  394             118
           Series A preferred stock                                     -              -                    -               -
           Limited partners' preferred interest                         -              -                    -               -

                                                               -----------------------------       -----------------------------
Total diluted weighted average shares and units
outstanding                                                        70,878         65,309               68,073          65,410
                                                               =============================       =============================

Diluted CAD per weighted average share or unit                 $     0.26     $     0.33           $     0.60      $     0.70

Diluted weighted average dividends per share                   $     0.42     $     0.42           $     0.85      $     0.85
Diluted CAD payout ratio                                            162.8%         127.5%               142.7%          121.6%

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